UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ___________________________

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)____________

                          ___________________________


                             BANKERS TRUST COMPANY
              ---------------------------------------------------
              (Exact name of trustee as specified in its charter)


         NEW YORK                                      13-4941247
-------------------------------           ------------------------------------
(Jurisdiction of Incorporation            (I.R.S. Employer Identification no.)
 or organization if not a U.S.
        national bank)


          FOUR ALBANY STREET
          NEW YORK, NEW YORK                                10006
----------------------------------------                -------------
(Address of principal executive offices)                 (Zip Code)


                             Bankers Trust Company
                                Legal Department
                         130 Liberty Street, 31st Floor
                            New York, New York 10006
                                 (212) 250-2201
           ---------------------------------------------------------
           (Name, address and telephone number of agent for service)

                          ___________________________


                            SLM STUDENT LOAN TRUSTS
               --------------------------------------------------
               (Exact name of obligor as specified in it charter)


           DELAWARE                                      23-2815650
-------------------------------               ---------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification no.)
 Incorporation or organization)




1050 THOMAS JEFFERSON STREET,  N.W.
         WASHINGTON, D.C.                                     20007
----------------------------------------                ---------------
(Address of principal executive offices)                   (Zip Code)


                  See Table of Additional Subsidiary Obligors
                          ___________________________

                            SLM STUDENT LOAN TRUSTS
                           Student Loan-Backed Notes
                        Student Loan-Backed Certificates
                      -----------------------------------
                      (Title of the indenture securities)

Item  1.       General Information.

               Furnish the following information as to the trustee.

               (a) Name and address of each examining or supervising authority to which it is subject.

               Name                                         Address
               ----                                         -------
               Federal Reserve Bank (2nd District)          New York, NY
               Federal Deposit Insurance Corporation        Washington, D.C.
               New York State Banking Department            Albany, NY

               (b) Whether it is authorized to exercise corporate trust powers.

                   Yes.

Item 2.        Affiliations with Obligor.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

Item 3.-15.    Not Applicable

Item 16.       List of Exhibits.

               Exhibit 1 - Restated Organization Certificate of Bankers Trust
                           Company dated August 7, 1990, Certificate of
                           Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 20, 1996 -- Incorporated herein by reference to Exhibit 1 filed with Form
                           T-1 Statement, Registration No. 33-99420.

               Exhibit 2 - Certificate of Authority to commence business --
                           Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

               Exhibit 3 - Authorization of the Trustee to exercise corporate trust powers -- Incorporated herein by reference to
                           Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

               Exhibit 4 - Existing By-Laws of Bankers Trust Company, as amended on September 17, 1996 -- Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-15263.

               Exhibit 5 - Not applicable.

               Exhibit 6 - Consent of Bankers Trust Company required by Section
                           321(b) of the Act -- Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

               Exhibit 7 - A copy of the latest report of condition of Bankers
                           Trust Company dated as of December 31, 1996 -- Incorporated herein by reference to Exhibit 7 filed with Form T-1 Statement, Registration No. 33-99420.

               Exhibit 8 - Not Applicable.

               Exhibit 9 - Not Applicable.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf of the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of April, 1997.

                                       BANKERS TRUST COMPANY



                                       By:  /s/ Melissa Kaye Adelson
                                            -----------------------
                                            Melissa Kaye Adelson
                                            Vice President